Income Taxes Level 4 (Details) - Components of Income Tax Expense - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Current [Abstract]
State and local	$ 2	$ 2	$ 3
Foreign	25	26	24
Total current	27	28	27
Deferred [Abstract]
Federal	0	1	347
State and local	0	(1)	11
Foreign	7	(6)	(6)
Total deferred	7	(6)	352
Income tax expense (benefit)	$ 34	$ 22	$ 379
Federal Statutory Income Tax Rate	35.00%